UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

001-34942
(Commission File Number)

Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2953 Bunker Hill Lane, Suite 300, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07           Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Inphi Corporation (the “Company”) held on May 26, 2016, the Company’s stockholders voted upon and approved the following proposals:

Proposal 1: The stockholders elected the three Class III directors named below to hold office until the Company’s 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

	For	Withheld	Broker Non-Votes
Dr. Chenming C. Hu	30,138,370	1,236,467	4,647,950
Elissa Murphy	30,957,979	416,858	4,647,950
Sam S. Srinivasan	30,005,277	1,369,560	4,647,950

Proposal 2: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain
35,711,859	235,059	75,869

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 17, 2016	INPHI CORPORATION

	By:	/s/ John Edmunds
John Edmunds
Chief Financial Officer and Chief Accounting Officer